DTE energy reports significant progress toward completing spin-off of its midstream business, DT Midstream
•DT Midstream will be a premier, publicly traded natural gas storage and pipeline company
•Zero carbon goal announced
•Named DT Midstream leadership team to lead company post-close

DETROIT, Feb. 19, 2021 – DTE Energy (NYSE:DTE) today reported it has made significant progress on its plan to spin off its non-utility natural gas pipeline, storage and gathering business into a new stand-alone independent, publicly traded company, to be named DT Midstream and headquartered in Detroit, Mich. The separation is expected to benefit both DTE Energy and DT Midstream, including by unlocking significant shareholder value and positioning each business to best serve the interests of their respective stakeholders.

DTE Energy has commenced the Form 10 registration process with the Securities and Exchange Commission (SEC) and remains on track to complete the spin-off of DT Midstream by mid-year 2021 [subject to final approval by the Company’s Board of Directors, a Form 10 registration statement being declared effective by the SEC, regulatory approvals and satisfaction of other conditions]. Under the separation plan, DTE Energy shareholders will retain their shares of DTE Energy stock and receive a pro-rata dividend of shares of DT Midstream stock. The separation transaction is expected to be tax-free to DTE Energy and its shareholders for U.S. federal income tax purposes.
As previously announced, following the spin-off DTE Energy will be a predominantly pure-play regulated electric and natural gas utility with superior earnings growth, a strong capital investment plan and a proven record of cost management. DT Midstream will be a premier natural gas pipeline, storage and gathering provider with significant growth and value creation opportunities as a standalone, publicly traded company. The separation transaction is not expected to have any adverse impact on DTE Energy’s utility operations, customers or customer rates.

Midstream’s zero carbon goal announced

In January, DTE’s Midstream business announced its goal to achieve net zero greenhouse gas emissions by 2050; achieving 30% of this carbon emissions reduction in the next decade. This goal ensures that DT Midstream will be a leader in its sector, and underscores that the new company will be committed to operating responsibly and sustainably.
David Slater, who will become president and CEO of DT Midstream following the spin-off, said, “We are committing to do our part to address climate change. Our goal not only supports sustainability, it also answers a marketplace need for pipeline, storage and gathering partners who share their customers’ focus on environmental stewardship.”

DT Midstream leadership team announced

DTE Energy also announced the anticipated executive team who will lead DT Midstream upon closing of the separation transaction.

•Robert Skaggs Jr., a member of the DTE Energy Board, will serve as executive chairman of the new DT Midstream Board and will continue to serve as a member of the DTE Energy Board. Skaggs has over 35 years of experience in the energy industry, including leading companies in the midstream, pipeline and regulated utility sectors. He served as president and CEO of NiSource, Inc. from 2005 to 2015 and executed its successful spin-off of Columbia Pipeline Group, Inc. in mid-2015.
•David Slater will serve as president and chief executive officer of DT Midstream. Currently president and chief operating officer of DTE Gas Storage and Pipeline (GS&P), DTE’s midstream business. Slater has more than 30 years of executive experience in the energy industry and has served in multinational, investment banking and operational roles. He recently was named chairman of the Interstate Natural Gas Association of America.
•Dick Redmond will serve as chief administrative officer of DT Midstream. He currently is president, DTE Gathering & Processing. Prior to joining DTE Energy, Redmond worked at CMS Oil & Gas as vice president of operations. Earlier in his career, he worked at Amoco Production Company in a variety of engineering positions around the world.
•Chris Zona will serve as chief operating officer of DT Midstream. Currently executive vice president with DTE GS&P, Zona has played key roles in the commercial development, project execution and operations of GS&P’s natural gas assets. Prior to joining DTE Energy, he held various engineering, planning, construction and operations leadership positions for ANR Pipeline Company and SEMCO Energy Gas.
•Jeff Jewell will serve as chief financial officer of DT Midstream. Jewell currently serves as vice president, treasurer and chief risk officer for DTE Energy. Prior to his current role, he served as corporate controller and chief accounting officer for DTE Energy. His background includes financial and risk management leadership positions with Arthur Andersen and Koch Industries.
•Wendy Ellis will serve as general counsel of DT Midstream. Currently, she serves as the vice president and general counsel for DTE Energy’s non-utility businesses – Power and Industrial and GS&P. Ellis has been with DTE Energy since 1994 and has led numerous acquisitions, divestitures and joint venture projects. Earlier in her career, she was in private practice at a Detroit law firm.

DTE’s Midstream business operates 900 miles of Federal Energy Regulatory Commission (FERC) regulated gas transmission lines and 1,450 miles of gathering lines connected to high quality markets. It also operates 91 Bcf of regulated gas storage capacity in Michigan serving local distribution companies, power generators and other end-user markets in major demand regions across the Midwest, the Northeast and Canada.

About DTE Energy
DTE Energy (NYSE: DTE) is a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide. Its operating units include an electric company serving 2.2 million customers in Southeast Michigan and a natural gas company serving 1.3 million customers in Michigan. The DTE portfolio includes energy businesses focused on power and industrial projects; renewable natural gas; natural gas pipelines, gathering and storage; and energy marketing and trading. As an environmental leader, DTE utility operations will reduce carbon dioxide and methane emissions by more than 80 percent by 2040 to produce cleaner energy while keeping it safe, reliable and affordable. DTE Electric and Gas aspire to achieve net zero carbon and greenhouse gas emissions by 2050. DTE is committed to serving with its energy through volunteerism, education and employment initiatives, philanthropy and economic progress. Information about DTE is available at dteenergy.com, empoweringmichigan.com, twitter.com/dte_energy and facebook.com.

Forward looking statement
The information contained herein is as of the date of this release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this release as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This release contains forward-looking statements about DTE Energy’s and DTE Midstream’s financial results and estimates of future prospects, and actual results may differ materially. This release contains forward-looking statements about DTE Energy’s intent to spin-off DTE Midstream and DTE Energy’s preliminary strategic, operational and financial considerations related thereto. The statements with respect to the separation transaction are preliminary in nature and subject to change as additional information becomes available. The separation transaction will be subject to the satisfaction of a number of conditions, including the final approval of DTE Energy’s Board of Directors, and there is no assurance that such separation transaction will in fact occur.
Many factors impact forward-looking statements including, but not limited to, the following: risks related to the spin-off of DTE Midstream, including that the process of exploring the transaction and potentially completing the transaction could disrupt or adversely affect the consolidated or separate businesses, results of operations and financial condition, that the transaction may not achieve some or all of any anticipated benefits with respect to either business, and that the transaction may not be completed in accordance with DTE Energy’s expected plans or anticipated timelines, or at all; the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy’s gas storage and pipelines operations and the volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility in prices in the international steel markets on DTE Energy’s power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission.
For further information, members of the media may call:
Pete Ternes, DTE Energy, 313.235.5555

5